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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                          DATE OF REPORT: JUNE 25, 2002
                        (DATE OF EARLIEST EVENT REPORTED)

                                   AKORN, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         LOUISIANA                       0-13976                72-0717400
STATE OR OTHER JURISDICTION         (COMMISSION FILE         (I.R.S. EMPLOYER
     OF INCORPORATION                    NUMBER)            IDENTIFICATION NO.)

                              2500 MILLBROOK DRIVE
                          BUFFALO GROVE, ILLINOIS 60089
                    (Address of principal executive offices)

                                 (847) 279-6100

              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




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Item 5.    Other Matters and Regulation FD Disclosure

     On June 25, 2002, Akorn, Inc. ("Akorn") issued a press release reporting that a Nasdaq Listing Qualifications Panel had issued an order delisting Akorn securities from the Nasdaq National Market effective at the opening of business on June 25, 2002. A copy of the press release is attached as Exhibit 99.1.




Item 7.    Financial Statements and Exhibits

(c)  Exhibits

           Exhibit
           Number                         Description

           99.1               Press Release dated June 25, 2002.







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                                    SIGNATURE

     Pursuant to the requirements of The Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  AKORN, INC.


                                  By: /s/  Bernard J. Pothast
                                  Bernard J. Pothast, Chief Financial Officer

                                  Dated:  June 27, 2002









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                                  EXHIBIT INDEX


       Exhibit
       Number                          Description

       99.1                 Press Release dated June 25, 2002.